Exhibit 99.3

   Bristol-Myers SquibbQ4/FY 2018 Earnings &Business Update   JANUARY 24, 2019

   This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.In connection with the proposed transaction between Bristol-Myers Squibb Company (“Bristol-Myers Squibb”) and Celgene Corporation (“Celgene”), Bristol-Myers Squibb and Celgene will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a Bristol-Myers Squibb registration statement on Form S-4 that will include a joint proxy statement of Bristol-Myers Squibb and Celgene that also constitutes a prospectus of Bristol-Myers Squibb, and a definitive joint proxy statement/prospectus will be mailed to stockholders of Bristol-Myers Squibb and Celgene. INVESTORS AND SECURITY HOLDERS OF BRISTOL-MYERS SQUIBB AND CELGENE ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Bristol-Myers Squibb or Celgene through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Bristol-Myers Squibb will be available free of charge on Bristol-Myers Squibb’s internet website at https://www.bms.com/ under the tab, “Investors” and under the heading “Financial Reporting” and subheading “SEC Filings” or by contacting Bristol-Myers Squibb’s Investor Relations Department through https://www.bms.com/investors/investor-contacts.html. Copies of the documents filed with the SEC by Celgene will be available free of charge on Celgene’s internet website at https://www.celgene.com/ under the tab “Investors” and under the heading “Financial Information” and subheading “SEC Filings” or by contacting Celgene’s Investor Relations Department at ir@celgene.com.Certain Information Regarding ParticipantsBristol-Myers Squibb, Celgene, and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Bristol-Myers Squibb is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 13, 2018, its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on March 22, 2018, and its Current Report on Form 8-K, which was filed with the SEC on August 28, 2018. Information about the directors and executive officers of Celgene is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 7, 2018, its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on April 30, 2018, and its Current Reports on Form 8-K, which were filed with the SEC on June 1, 2018, June 19, 2018 and November 2, 2018. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov and from Investor Relations at Bristol-Myers Squibb or Celgene as described above. .   Important Information for Investors and Stockholders

   Cautionary Statement Regarding Forward Looking Statements  This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Bristol-Myers Squibb’s and Celgene’s control. Statements in this communication regarding Bristol-Myers Squibb, Celgene and the combined company that are forward-looking, including projections as to the anticipated benefits of the proposed transaction, the impact of the proposed transaction on Bristol-Myers Squibb’s and Celgene’s business and future financial and operating results, the amount and timing of synergies from the proposed transaction, the terms and scope of the expected financing for the proposed transaction, the aggregate amount of indebtedness of the combined company following the closing of the proposed transaction, expectations regarding cash flow generation, accretion to non-GAAP earnings per share, capital structure, debt repayment, adjusted leverage ratio and credit ratings following the closing of the proposed transaction, Bristol-Myers Squibb’s ability and intent to conduct a share repurchase program and declare future dividend payments, the combined company’s pipeline, intellectual property protection and R&D spend, the timing and probability of a payment pursuant to the contingent value right consideration, and the closing date for the proposed transaction, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Bristol-Myers Squibb’s and Celgene’s control. These factors include, among other things, effects of the continuing implementation of governmental laws and regulations related to Medicare, Medicaid, Medicaid managed care organizations and entities under the Public Health Service 340B program, pharmaceutical rebates and reimbursement, market factors, competitive product development and approvals, pricing controls and pressures (including changes in rules and practices of managed care groups and institutional and governmental purchasers), economic conditions such as interest rate and currency exchange rate fluctuations, judicial decisions, claims and concerns that may arise regarding the safety and efficacy of in-line products and product candidates, changes to wholesaler inventory levels, variability in data provided by third parties, changes in, and interpretation of, governmental regulations and legislation affecting domestic or foreign operations, including tax obligations, changes to business or tax planning strategies, difficulties and delays in product development, manufacturing or sales including any potential future recalls, patent positions and the ultimate outcome of any litigation matter. These factors also include the combined company’s ability to execute successfully its strategic plans, including its business development strategy, the expiration of patents or data protection on certain products, including assumptions about the combined company’s ability to retain patent exclusivity of certain products, the impact and result of governmental investigations, the combined company’s ability to obtain necessary regulatory approvals or obtaining these without delay, the risk that the combined company’s products prove to be commercially successful or that contractual milestones will be achieved. Similarly, there are uncertainties relating to a number of other important factors, including: results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. FDA and other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies; the ability to enroll patients in planned clinical trials; unplanned cash requirements and expenditures; competitive factors; the ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates; the ability to maintain key collaborations; and general economic and market conditions. Additional information concerning these risks, uncertainties and assumptions can be found in Bristol-Myers Squibb’s and Celgene’s respective filings with the SEC, including the risk factors discussed in Bristol-Myers Squibb’s and Celgene’s most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC. It should also be noted that projected financial information for the combined businesses of Bristol-Myers Squibb and Celgene is based on management’s estimates, assumptions and projections and has not been prepared in conformance with the applicable accounting requirements of Regulation S-X relating to pro forma financial information, and the required pro forma adjustments have not been applied and are not reflected therein. None of this information should be considered in isolation from, or as a substitute for, the historical financial statements of Bristol-Myers Squibb or Celgene. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to, the risks that: a condition to the closing of the proposed acquisition may not be satisfied; a regulatory approval that may be required for the proposed acquisition is delayed, is not obtained or is obtained subject to conditions that are not anticipated; Bristol-Myers Squibb is unable to achieve the synergies and value creation contemplated by the proposed acquisition; Bristol-Myers Squibb is unable to promptly and effectively integrate Celgene’s businesses; management’s time and attention is diverted on transaction-related issues; disruption from the transaction makes it more difficult to maintain business, contractual and operational relationships; the credit ratings of the combined company declines following the proposed acquisition; legal proceedings are instituted against Bristol-Myers Squibb, Celgene or the combined company; Bristol-Myers Squibb, Celgene or the combined company is unable to retain key personnel; and the announcement or the consummation of the proposed acquisition has a negative effect on the market price of the capital stock of Bristol-Myers Squibb and Celgene or on Bristol-Myers Squibb’s and Celgene’s operating results. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Bristol-Myers Squibb or Celgene. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the proposed transaction and/or Bristol-Myers Squibb or Celgene, Bristol-Myers Squibb’s ability to successfully complete the proposed transaction and/or realize the expected benefits from the proposed transaction. You are cautioned not to rely on Bristol-Myers Squibb’s and Celgene’s forward-looking statements. These forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Neither Bristol-Myers Squibb nor Celgene assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.  This presentation also contains certain non-GAAP financial measures, adjusted to include certain costs, expenses, gains and losses and other specified items. Reconciliations of these non-GAAP financial measures to the most comparable GAAP measures are available on the company's website at www.bms.com. A reconciliation of pro forma measures, however, is not provided due to no reasonably accessible or reliable comparable GAAP measures for certain pro forma measures and the inherent difficulty in forecasting and quantifying certain pro forma measures that are necessary for such reconciliation.

 Q4 and FY 2018 Financial Results Company Strategic Foundation Celgene Acquisition Value DriversCombined Company in 2025 and Beyond    Overview

       Strong Financial Results in FY 2018  Disciplined expense managementExpanded operating margin  9%  $6.7B 36%    $6.4B 32%  $2.7B 9%  $2.7B -  $1.3B 7%  $0.2B 7%    $3.98NON-GAAP Diluted EPS FY 2018          SOLID BUSINESS MOMENTUM INTO 2019              FY REVENUE GROWTH  32%  FY EPS GROWTH (non-GAAP)       Not for promotional use

     Diversified Specialty BioPharma  Best of BIOTECH  Best of PHARMA    INNOVATION  Focused and Integrated  The Best PEOPLE helping patients in their fight against serious disease  Our Strategic Foundation

   Acting for Long-Term SuccessBIOPHARMA STRATEGY Belief in InnovationSTRING OF PEARLS Externally-sourced assetsEXITING PRIMARY CARE Focusing on high-value opportunities  Our Strategy Has Delivered     CAGR16.5%            EMBARKING ON THE NEXT CHAPTER…  Non-GAAP EPS

Creating a Leading Focused Biopharma Company

LEADING FRANCHISES

#1 ONCOLOGY: IO / SOLID TUMORS & HEMATOLOGY
Led by Opdivo and Yervoy as well as Revlimid and Pomalyst

Top 5 IMMUNOLOGY & INFLAMMATION
Led by Orencia and Otezla

#1 CARDIOVASCULAR
Led by Eliquis

DEEP AND BROAD LATE-STAGE PIPELINE

10 PHASE III ASSETS

6 NEAR-TERM POTENTIAL NEW PRODUCT LAUNCHES

20+ LIFE CYCLE MANAGEMENT OPPORTUNITIES IN IO

ROBUST EARLY-STAGE PIPELINE

(PHASE I / II ASSETS)

21 ONCOLOGY: IO / Solid Tumors

9 CARDIOVASCULAR/ FIBROSIS

10 ONCOLOGY: Hematology

10 IMMUNOLOGY & INFLAMMATION

Underpinned by cutting edge technologies and discovery platforms

CHEMISTRY | BIOLOGICS | CELL THERAPY

With access to additional modality platforms through strong external partnerships

PATIENT-CENTRIC INNOVATION

8

Bristol-Myers Squibb

           Value  Balance Sheet  Combined Company P&L        Celgene Acquisition Financial Framework  High quality pipeline at attractive price   Substantial cashflows reduce debt & improve credit profile in the next 2-3 years  Expected to grow every year through 2025  STRENGTHENED POSITION IN 2025 AND BEYOND

         Clear Path to Value Creation  Marketed Products  Cost Synergies    5 near term launches>20 Ph1/2 assetsNew platforms:Cell therapyProtein homeostasis  COMPELLING VALUE CREATION OPPORTUNITY

   Combined Company Projection: Continued Growth and Financial Strength  PRO FORMA REVENUE*   Net Income, $Bn  Revenue, $Bn  PRO FORMA NET INCOME (non-GAAP)*  *Pro Forma Revenue and Net Income are pro forma for the transaction and for 2019 are based on full year contribution for purposes of comparison. Net Income is presented on a Non-GAAP basis. These figures are based on numerous assumptions and estimates, including information provided to the Company by Celgene, as adjusted by the Company. The figures were not prepared with a view toward public disclosure, and the inclusion of the figures should not be regarded as an indication that any of the Company, Celgene or any other recipient of this information considered, or now considers, it to be necessarily predictive of actual future results. None of the Company, Celgene or their respective affiliates assumes any responsibility for the accuracy of this information. The non-GAAP measures are not meant to be considered in isolation or as an alternative to the corresponding measures and should be read only in conjunction with our reported results prepared in accordance with GAAP. In addition, the non-GAAP measures may not be the same as or comparable to similar non-GAAP measures presented by other companies due to possible differences in method and in the items being adjusted.

   PRO FORMA CASHFLOW*   *Cash flow from operations less CAPEX. Pro Forma Cashflow and Debt/EBITDA are pro forma for the transaction. All figures are presented on a Non-GAAP basis. These figures are based on numerous assumptions and estimates, including information provided to the Company by Celgene, as adjusted by the Company. The figures were not prepared with a view toward public disclosure, and the inclusion of the figures should not be regarded as an indication that any of the Company, Celgene or any other recipient of this information considered, or now considers, it to be necessarily predictive of actual future results. None of the Company, Celgene or their respective affiliates assumes any responsibility for the accuracy of this information. The non-GAAP measures are not meant to be considered in isolation or as an alternative to the corresponding measures and should be read only in conjunction with our reported results prepared in accordance with GAAP. In addition, the non-GAAP measures may not be the same as or comparable to similar non-GAAP measures presented by other companies due to possible differences in method and in the items being adjusted.  PRO FORMA CREDIT PROFILE*  Combined Company Projection: Continued Growth and Financial Strength  FCF, in $Bn  Debt/EBITDA  <1.75x

 Revlimid revenue modeled more conservatively relative to consensusPipeline contribution from each company is risk-adjustedStock-based compensation included in non-GAAP financials  Key Financial Assumptions  *Combined company information is based on numerous assumptions and estimates, including information provided to the Company by Celgene Corporation, as adjusted by the Company.

 Revlimid IP Considerations  Key Focus of Due Diligence We believe bookend scenarios are unlikelyMultiple outcomes based on litigation, IPR, settlement processesOur model is more conservative than consensusSignificant cashflow enabling de-leveraging while delivering returns to shareholders

 Growth Opportunities for Opdivo & Yervoy  Trial  Expected Timing  CM-227 (Part 1a)  1H 2019  CM-227 (Part 2)  Mid 2019  CM-9LA   2020  1L NSCLC  Tumor/Trial  Expected Timing*  HCC CM-459  1H 2019  GBM CM-548  2H 2019   CM-498  2H 2019   Gastric CM-649  1H 2020  Head & Neck CM-651  1H 2020   CM-714  2H 2019  Other Tumors  *Per clinicaltrials.gov  Tumor/Trial  Expected Timing*  Melanoma CM-915  2020  Bladder CM-274  2020  Esophageal CM-577  2020  Renal CM-914  2022  Lung CM-816  2023  Adjuvant  Tumor/Trial  Expected Timing*  Bladder CM-901  1H 2020  Esophageal CM-648  1H 2020  Mesothelioma CM-743  2H 2019  RCC CM-9ER  2H 2019  Not for promotional use

 Six Near-Term Product Launch Opportunities:Greater than $15B in Non Risk-Adjusted Revenue  U.S. and EU regulatory submissions expected in first half 2019 in 2L MDS and Beta-Thalassemia  Targeting patients who relapsed from or are intolerant to Jakafi in Myelofibrosis  CD19 CAR-T with strong efficacy and a potentially differentiated safety and tolerability profile for R/R DLBCL  Potential to be first- and possibly best-in-class BCMA CAR-T in Multiple Myeloma   U.S. NDA and EU MAA submissions for RMS planned for Q1 2019  Biologic-like efficacy in Psoriasis with upside potential to address multiple autoimmune diseases  luspatercept   liso-cel (JCAR017)  bb2121  fedratinib  ozanimod  TYK-2  Not for promotional use

Luspatercept

A first-in-Class EMA to Address Chronic Anemias

Erythroid Maturation Agent "EMA" - differentiated mechanism to EPO in treating chronic anemias

MDS

~80k mild/int MDS patients with anemia in US/EU

- 2L RS+ Post EPO setting - limited treatment options today:
  - Compelling efficacy for luspatercept (ASH 2018)
  - Filing expected 1H 2019
- 1L study vs EPO in progress (COMMANDS)

Beta-Thalassemia

~15k patients US/EU

- Strong data in transfusion dependent Beta-thal (ASH 2018)
  - Filing expected 1H 2019
- NTD beta-thal study underway progress (BEYOND)

Other Indications

- Ph2 Study in progress in MF
- Potential for other indications involving ineffective erythropoiesis

Not for promotional use

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Bristol-Myers Squibb

 Exciting Opportunity with CAR-T Platform  Transformational modality with unprecedented efficacy  KEY ENABLERS FOR SUCCESS  Product Differentiation  Improved/Appropriate Access & Reimbursement  Expanded prescriber & patient pool  Move into earlier lines  Not for promotional use

 High unmet medical need in MF patients that fail or cannot tolerate Jakafi  Establishing Presence in Myelofibrosis  EFFICACY (JAKARTA2 Trial)  55% of patients achieved splenic volume reduction of ≥35% compared to baseline at week 24  26% of patients achieved total symptom score ≥50% compared to baseline at week 24  Fedratinib: selective JAK2 inhibitor targeting patients who relapsed from or are intolerant to Jakafi in Myelofibrosis  NDA recently submitted to FDA  Not for promotional use

Liso-cel:
Potential Best-in-Class anti-CD19 CAR-T for B Cell Malignancies

Strong Efficacy & Potential Superior Safety Profile

EFFICACY
Response Rate at 6 months



Complete Response
PR
46%
39%
30%
JCAR017
YESCARTA™
KYMRIAH™

SAFETY
Cytokine Release Syndrome



Grade 1/2
Grade 3/4
JCAR017
1%
YESCARTA™
13%
KYMRIAH™
23%

Neurotoxicity



JCAR017
13%
YESCARTA™
28%
KYMRIAH™
12%

- Superior safety profile may allow for potential for outpatient administration

U.S. submission expected 2H2019

Broad Clinical Development Plan to Advance into Earlier Lines and Additional Indications



PHASE I
PHASE II
PIVOTAL
DLBCL
Phase III TRANSFORM (2nd line transplant eligible)
PILOT (2nd line transplant eligible)
PLATFORM novel combination trial
TRANSCEND (3L + R/R DLBCL)
TRANSCEND WORLD (3L + ROW R/R DLBCL)
TRANSFORM Outreach (Community Network Trial)
CLL
TRANSCEND CLL (R/R CLL)
ALL
Ped ALL (3L + DLBCL)

Not for promotional use
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Bristol-Myers Squibb

   bb2121: Anti-BCMA CAR-T with transformational efficacy in late line RRMM  U.S. filing expected 1H 2020  Standard Treatment Regimens Across Multiple Myeloma (%)  Emerging bb2121 Profile  ORR 69%-82%  ORR 59%-91%  ORR 29% - 59%  ORR 96%  N= 22  Complete Response PR VGPR              PIVOTAL  PHASE II  PHASE I        Phase II studies planned in front-line setting  Phase II study planned in 2nd line setting  Phase III study in 3rd line+ initiated  Pivotal trial in late line fully accrued  In planning for 2019        KarMMa™2 (MM-002)  KarMMa™3 (MM-003)  KarMMa™ (MM-001)    MULTIPLE MYELOMA          Not for promotional use

   Promising efficacy and remission rates in Ph 2 TOUCHSTONE study in UCPh 3 in Ulcerative Colitis (TRUENORTH) expected to complete enrollment by 1H 2019Ph3 in Crohn’s Disease (YELLOWSTONE) initiated in 2018Potential to expand pre-biologic treatment in IBD  Potential to improve on safety profile of existing S1P therapy (fingolimod)Oral, once-daily dosingRe-filing expected in Q1; Potential approval in 2020  Ozanimod Potential First-in-Class Selective S1P in Two Large Markets (RRMS and IBD)  Relapsed Remitting Multiple Sclerosis  Inflammatory Bowel Disease  Not for promotional use

TYK2: Differentiated Oral with Biologic-like Efficacy

% of patients who achieve PASI-75*


100%
75%
50%
25%
0%
69%
75%
29-33%
32-47%
66-76%
71-78%
67-87%
TYK2i 3mg BID
TYK2i 12mg QD
Apremilast
Etanercept
Ustekinumab
Adalimumab
Secukinumab
TYK2 Ph2 in Psoriasis
Other Products

Currently enrolling:

- **Two Ph3 trials in Psoriasis**
- Phase 2 in Crohn's Disease
- Phase 2 in Lupus

Potential for Differentiated Profile:

- Selective inhibition of TYK2
- Biologic-like efficacy **based on Ph 2 results**
- Safety differentiated from JAKs

Opportunities for post-integration synergy:

- **Dermatology presence**
- Expanded role for orals
- **Acceleration into IBD**

*75% improvement over baseline in Psoriasis Activity and Severity Index

23

Not for promotional use

Bristol-Myers Squibb

BMS in 2025: Positioned for Continued Leadership

Broad, Balanced & Earlier Life-Cycle Marketed Portfolio

Positioned for Evolving Access & Reimbursement Landscape

Maturing Ph I/II Pipeline Delivering Next Set of Registrational Assets

Financial Strength for Continued Investment in Innovation

Underpinned by cutting edge technologies and discovery platforms

CHEMISTRY | BIOLOGICS | CELL THERAPY

With access to additional modality platforms through strong external partnerships

PATIENT-CENTRIC INNOVATION

24

Bristol-Myers Squibb

Q&A